                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement


[_]  Definitive additional materials

[_]  Soliciting material pursuant to Rule 14a-12

                           Capital Appreciation Fund
                             Managed Assets Trust
                          The Travelers Series Trust
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           CAPITAL APPRECIATION FUND
                             MANAGED ASSETS TRUST
                          THE TRAVELERS SERIES TRUST
                                 One Cityplace
                          Hartford, Connecticut 06103

                                March 15, 2006


Dear Contract Owner:

   As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of one or more of the Capital Appreciation Fund, Managed Assets Trust and the following series of The Travelers Series Trust: AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio (individually a "Selling Portfolio" and collectively the "Selling Portfolios") at a Special Meeting of Shareholders to be held on April 12, 2006. Although you are not directly a shareholder of any of the Selling Portfolios, some or all of your Contract value is invested, as provided by your Contract, in one or more of the Selling Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote any Selling Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Combined Proxy Statement.


   The Combined Proxy Statement describes the proposed reorganizations of the Selling Portfolios into newly-organized series of Met Investors Series Trust ("MIST") (each MIST series an "Aquiring Portfolio" and collectively the "Acquiring Portfolios"). The proposed reorganizations are part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of Metropolitan Life Insurance Company. In the proposed reorganizations all of the assets of Capital Appreciation Fund would be acquired by Janus Capital Appreciation Portfolio ("Janus Capital Appreciation"), in exchange for shares of Janus Capital Appreciation and the assumption by Janus Capital Appreciation of the liabilities of Capital Appreciation Fund; all of the assets of Managed Assets Trust would be acquired by Legg Mason Partners Managed Assets Portfolio ("Legg Mason Partners Managed Assets"), in exchange for shares of Legg Mason Partners Managed Assets and the assumption by Legg Mason Partners Managed Assets of the liabilities of Managed Assets Trust; all of the assets of AIM Capital Appreciation Portfolio would be acquired by Met/AIM Capital Appreciation Portfolio ("Met/AIM Capital Appreciation"), in exchange for shares of Met/AIM Capital Appreciation and the assumption by Met/AIM Capital Appreciation of the liabilities of AIM Capital Appreciation Portfolio; all of the assets of Disciplined Mid Cap Stock Portfolio would be acquired by Batterymarch Mid-Cap Stock Portfolio ('Batterymarch Mid-Cap Stock"), in exchange for shares of Batterymarch Mid-Cap Stock and the assumption by Batterymarch Mid-Cap Stock of the liabilities of Disciplined Mid Cap Stock Portfolio; all of the assets of Federated High Yield Portfolio would be acquired by Federated High Yield Portfolio ("MIST Federated High Yield"), in exchange for shares of MIST Federated High Yield and the assumption by MIST Federated High Yield of the liabilities of Federated High Yield Portfolio; all of the assets of Mercury Large Cap Core Portfolio would be acquired by Mercury Large-Cap Core Portfolio ("Mercury Large-Cap Core"), in exchange for shares of Mercury Large-Cap Core and the assumption by Mercury Large-Cap Core of the liabilities of Mercury Large Cap Core Portfolio; all of the assets of MFS Value Portfolio would be acquired by MFS Value Portfolio ("MIST MFS Value"), in exchange for shares of MIST MFS Value and the assumption by MIST MFS Value of the liabilities of MFS Value Portfolio; all of the assets of Pioneer Fund would be acquired by Pioneer Fund Portfolio ("MIST Pioneer Fund"), in exchange for shares of MIST Pioneer Fund and the assumption by MIST Pioneer Fund of the liabilities of Pioneer Fund; all of the assets of Pioneer Mid Cap Value Portfolio would be acquired by Pioneer Mid-Cap Value Portfolio ("MIST Pioneer Mid-Cap Value"), in exchange for shares of MIST Pioneer Mid-Cap Value and the assumption by MIST Pioneer Mid-Cap Value of the liabilities of Pioneer Mid Cap Value Portfolio; all of the assets of Pioneer Strategic Income Portfolio would be acquired by Pioneer Strategic Income Portfolio ("MIST Pioneer Strategic Income"), in exchange for shares of MIST Pioneer Strategic Income and the assumption by MIST Pioneer Strategic Income of the liabilities of Pioneer Strategic Income Portfolio; and all of the assets of Style Focus Series: Small Cap Value Portfolio would be acquired by Dreman Small-Cap Value Portfolio ("Dreman Small-Cap Value"), in exchange for shares of Dreman Small-Cap Value and the assumption by Dreman Small-Cap Value of the liabilities of Style Focus
Series: Small Cap Value Portfolio. Each Selling Portfolio and Acquiring Portfolio's investment objective and investment strategies will be either substantially identical or similar following the reorganizations.

   You will receive Class A shares of the applicable Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Selling Portfolio's shares. For federal income tax purposes, each transaction is expected to be a non-taxable event for shareholders and Owners.

   The Board of Trustees of Capital Appreciation Fund, Managed Assets Trust and The Travelers Series Trust (collectively the "Trusts") has approved the proposal for each Selling Portfolio and recommends that you instruct the Insurance Company to vote FOR the proposal.

   I realize that this Combined Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.


   If you have any questions about the voting instructions form please call the Trusts at 1-800-842-9368. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.


   Thank you for taking this matter seriously and participating in this important process.

                                                  Sincerely,

                                                  /s/ Elizabeth M. Forget
                                                  ------------------------------
                                                  Elizabeth M. Forget
                                                  President
                                                  Capital Appreciation Fund
                                                  Managed Assets Trust
                                                  The Travelers Series Trust

                           CAPITAL APPRECIATION FUND

                             MANAGED ASSETS TRUST

                      AIM Capital Appreciation Portfolio
                      Disciplined Mid Cap Stock Portfolio
                        Federated High Yield Portfolio
                       Mercury Large Cap Core Portfolio
                              MFS Value Portfolio
                                 Pioneer Fund
                        Pioneer Mid Cap Value Portfolio
                      Pioneer Strategic Income Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                               each a series of
                          THE TRAVELERS SERIES TRUST

                                 One Cityplace
                          Hartford, Connecticut 06103

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on April 12, 2006

To the Shareholders of Capital Appreciation Fund, Managed Assets Trust and The Travelers Series Trust (each a "Trust" and collectively the "Trusts"), each a Massachusetts business trust:

   NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Capital Appreciation Fund, Managed Assets Trust and the following series of The Travelers Series Trust: AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio (each a "Selling Portfolio") will be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016 on April 12, 2006 at 10:00 a.m. Eastern time and any adjournments thereof (the "Special Meeting") for the following purpose:

    1. TO BE VOTED ON SEPARATELY BY THE RESPECTIVE SHAREHOLDERS OF A SELLING
       PORTFOLIO: To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of a Selling Portfolio by the corresponding series (each an "Acquiring Portfolio") of Met Investors Series Trust, in exchange for shares of the Selling Portfolio and the assumption by the corresponding Acquiring Portfolio of the liabilities of the Selling Portfolio. The Plan also provides for distribution of these shares of the Selling Portfolio to shareholders of corresponding Acquiring Portfolio in liquidation and subsequent termination of the Selling

       Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the applicable Selling Portfolio.

   The Board of Trustees of each Trust has fixed the close of business on January 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                                  By order of the Board of
                                                  Trustees

                                                  /s/ Paul G. Cellupica
                                                  ------------------------------
                                                  Secretary


March 15, 2006


CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

   The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trusts involved in validating your vote if you fail to sign your voting instructions form properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

    3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

    Registration                               Valid Signature
    ------------                               ---------------
    Corporate Accounts

    (1) ABC Corp.............................. ABC Corp.

    (2) ABC Corp.............................. John Doe, Treasurer

    (3) ABC Corp.
        c/o John Doe, Treasurer............... John Doe

    (4) ABC Corp. Profit Sharing Plan......... John Doe, Trustee

    Trust Accounts

    (1) ABC Trust............................. Jane B. Doe, Trustee

    (2) Jane B. Doe, Trustee
        u/t/d 12/28/78........................ Jane B. Doe

    Custodial or Estate Accounts

    (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr. UGMA......... John B. Smith

    (2) Estate of John B. Smith............... John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING OVER THE INTERNET

To vote your voting instructions form via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to https://vote.proxy-direct.com.

3. Enter the 14-digit "CONTROL NO." from your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                           CAPITAL APPRECIATION FUND

                             MANAGED ASSETS TRUST

                      AIM Capital Appreciation Portfolio
                      Disciplined Mid Cap Stock Portfolio
                        Federated High Yield Portfolio
                       Mercury Large Cap Core Portfolio
                              MFS Value Portfolio
                                 Pioneer Fund
                        Pioneer Mid Cap Value Portfolio
                      Pioneer Strategic Income Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                               each a series of
                          THE TRAVELERS SERIES TRUST

                                 One Cityplace
                          Hartford, Connecticut 06103
                                (800) 842-9368

                           COMBINED PROXY STATEMENT


                             DATED MARCH 15, 2006

   This Combined Proxy Statement (the "Proxy Statement") is being furnished in connection with the proposed Agreements and Plans of Reorganization (individually a "Plan" and collectively the "Plans") which will be submitted to the applicable shareholders of Capital Appreciation Fund, Managed Assets Trust and the following series of The Travelers Series Trust: AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio (individually a "Selling Portfolio" and collectively the "Selling Portfolios") for consideration at a Special Meeting of Shareholders to be held on April 12, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust ("MIST"), 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, and any adjournments thereof (the "Meeting"). This Proxy Statement along with a Notice of Special Meeting of Shareholders and a voting instructions form, is first being mailed to shareholders of the Selling Portfolios on or about March 18, 2006.

                                    General

   Subject to the approval of the applicable Selling Portfolio's shareholders, the Board of Trustees of Capital Appreciation Fund, Managed Assets Trust and The Travelers Series Trust (each a "Trust" and collectively the "Trusts") has approved the proposed reorganizations of the Selling Portfolios, into corresponding series of Met Investors Series Trust (individually an "Acquiring Portfolio" and collectively the "Acquiring Portfolios"), as set forth below:


          Selling Portfolio                      Acquiring Portfolio
          -----------------                      -------------------
Capital Appreciation Fund              Janus Capital Appreciation Portfolio

Managed Assets Trust                   Legg Mason Partners Managed Assets
                                       Portfolio

AIM Capital Appreciation Portfolio     Met/AIM Capital Appreciation Portfolio

Disciplined Mid Cap Stock Portfolio    Batterymarch Mid-Cap Stock Portfolio

Federated High Yield Portfolio         Federated High Yield Portfolio

Mercury Large Cap Core Portfolio       Mercury Large-Cap Core Portfolio

MFS Value Portfolio                    MFS Value Portfolio

Pioneer Fund                           Pioneer Fund Portfolio

Pioneer Mid Cap Value Portfolio        Pioneer Mid-Cap Value Portfolio

Pioneer Strategic Income Portfolio     Pioneer Strategic Income Portfolio

Style Focus Series: Small Cap Value    Dreman Small-Cap Value Portfolio
Portfolio


   The Selling Portfolios and Acquiring Portfolios are sometimes referred to in this Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

   The Travelers Insurance Company, The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of the Selling Portfolios' shares and at the Meeting will vote the shares of the respective Selling Portfolio held in their separate accounts.

   As an owner of a variable life insurance or annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of any Selling Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of any of the Selling Portfolios, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more of the Selling Portfolios. For simplicity, in this Proxy Statement:

   . "Record Holder" of a Selling Portfolio refers to each Insurance Company which holds such Selling Portfolio's shares of record unless indicated otherwise in this Proxy Statement;

   . "shares" refers generally to your shares of beneficial interest in a Selling Portfolio; and

   .   "shareholder" or "Contract Owner" refers to you.

   In the reorganizations, all of the assets of each Selling Portfolio will be acquired by the corresponding Acquiring Portfolio, in exchange for Class A shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the applicable Selling Portfolio (individually a "Reorganization" and collectively the "Reorganizations"). If a Reorganization is approved, Class A shares of the applicable Acquiring Portfolio will be distributed to each Record Holder of the corresponding Selling Portfolio in liquidation of that Selling Portfolio, and that Selling Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the applicable Acquiring Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the corresponding Selling Portfolio.

             THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
            REORGANIZATION WHICH APPLIES TO YOUR SELLING PORTFOLIO.

                    PROPOSAL 1: APPROVAL OR DISAPPROVAL OF
                     AGREEMENT AND PLAN OF REORGANIZATION

Overview

   Each of Capital Appreciation Fund and Managed Assets Trust is a Massachusetts business trust which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the other Selling Portfolios is a separate diversified series of The Travelers Series Trust. The Travelers Series Trust is also a Massachusetts business trust which is registered as an open-end management investment company under the 1940 Act. Each of the Acquiring Portfolios is a separate diversified series of Met Investors Series Trust ("MIST"), a Delaware statutory trust, which is an open-end management investment company registered under the 1940 Act. Each of the Acquiring Portfolios is a new series organized specifically to receive all the assets and carry on the business of the respective Selling Portfolio.

   At a regular meeting held on January 25, 2006, all of the Trustees of the Trusts, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, considered and approved the Reorganizations.

Reasons for the Reorganizations

   Each Reorganization is part of a restructuring designed to streamline and rationalize the investment offerings that serve as funding vehicles for insurance contracts issued by affiliates of MetLife.

Investment Objectives and Investment Strategies

   After the Reorganizations, the Acquiring Portfolios will have substantially identical investment objectives and either substantially identical or similar investment strategies as they currently have as Selling Portfolios. As described below, currently Style Focus Series: Small Cap Value Portfolio is managed by two advisers each of whom manages one-half of the Portfolio's assets in accordance with a particular style. Following the Reorganization, only one adviser will manage the Portfolio.

Fundamental Investment Restrictions

   The Selling Portfolios and Acquiring Portfolios have adopted certain fundamental investment restrictions that limit their investment activities. Unlike non-fundamental investment policies, a fundamental investment restriction may not be changed without the vote of a majority of a Portfolio's outstanding voting securities, as defined under the 1940 Act. With certain exceptions, the Selling Portfolios and Acquiring Portfolios' fundamental investment restrictions are substantially similar. A Selling Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. An Acquiring Portfolio, however, may participate in loan participations (which does not include entering into repurchase agreements, lending securities or acquiring any debt security) to other parties if less than one third of its total assets would be loaned to other parties. Also, AIM Capital Appreciation Portfolio may not invest for the purpose of exercising control over or management of any company, except to the extent consistent with the 1940 Act. For the Met/AIM Capital Appreciation Portfolio, a similar restriction is non-fundamental.

Investment Adviser and Sub-Advisers

   Travelers Asset Management International Company, LLC ("TAMIC") and
Travelers Investment Advisor, Inc. ("TIA") serve as investment advisers to one or more of the Selling Portfolios. Met Investors Advisory, LLC (the "Manager") is the investment manager to the Acquiring Portfolios. Both the Selling Portfolios and the Acquiring Portfolios have advisers that make day-to-day investment management decisions on behalf of the Portfolios. Following the Reorganizations, the advisers that manage the Selling Portfolios will manage the Acquiring Portfolios, with the exception of Style Focus Series: Small Cap Value Portfolio.


   Currently, Style Focus Series: Small Cap Value Portfolio is managed by TIMCO Investment Management and Dreman Value Management LLC ("Dreman"). Each of the Portfolio's sub-advisers independently chooses and maintains a portfolio of equity securities for the Portfolio. TIMCO uses quantitative analysis to identify stocks in the Russell 2000 Value Index that it believes possess attractive value or growth characteristics, with an emphasis on value characteristics. Dreman actively manages its portion of the Portfolio, focusing their stock selection process on small companies with below market price-to-earnings ratios and identifying value opportunities in small cap companies by low price compared to book value, cash flow and yield. Following the Reorganizations, only Dreman will manage MIST's Dreman Small-Cap Value Portfolio.


   The Portfolios and their respective investment advisers have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the investment adviser, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated sub-adviser for a Portfolio pursuant to the terms of a new investment sub-advisory agreement, in each case either as a replacement for an existing sub-adviser or as an additional sub-adviser; (b) change the terms of any investment sub-advisory agreement; and (c) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new sub-adviser that normally is provided in a proxy statement.

Distribution of Shares

   Shares of the Portfolios are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance accounts. The Selling Portfolios do not have a distributor. MetLife Investors Distribution Company serves as the distributor for the Acquiring Portfolios' shares.

   Each Selling Portfolio currently offers only one undesignated class of shares. The Acquiring Portfolios are each authorized to issue four classes of shares: Class A, Class B, Class C and Class E. Currently, only Class A, Class B and Class E shares are offered by some of the Acquiring Portfolios and only Class A and Class B shares are offered by other Acquiring Portfolios.

   In the proposed Reorganization, shareholders of a Selling Portfolio will receive Class A shares of the corresponding Acquiring Portfolio. Class A shares of the Acquiring Portfolios are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees.

Fees and Expenses


   The fees and expenses to which each Acquiring Portfolio will be subject following the Reorganizations will be the same as or lower than those to which the corresponding Selling Portfolio is subject immediately prior to the Reorganizations. Similarly, the fee and expense reimbursement to which each Acquiring Portfolio will be subject following the Reorganizations will be the same as or lower than those to which the corresponding Selling Portfolio is subject immediately prior to the Reorganizations.

Management of the Portfolios

   The overall management of the Selling Portfolios and of the Acquiring Portfolios is the responsibility of, and is supervised by, the Boards of Trustees of the Trusts and the Board of Trustees of MIST, respectively.



Agreement and Plan of Reorganization

   The following summary is qualified in its entirety by reference to the Plans (a form of which is attached as Exhibit A to this Proxy Statement).

   Each Plan provides that, with respect to the Portfolios to which it relates, all of the assets of a Selling Portfolio will be acquired by the corresponding Acquiring Portfolio in exchange for Class A shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of all of the liabilities of the Selling Portfolio on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Selling Portfolio will endeavor to discharge all of its known liabilities and obligations. Each Selling Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

   The number of full and fractional Class A shares of an Acquiring Portfolio to be received by the Record Holders of the corresponding Selling Portfolio will be determined by multiplying the outstanding shares of such Selling Portfolio by a factor which shall be computed by dividing the net asset value per share of the shares of the Selling Portfolio by the net asset value per share of the Class A shares of the corresponding Acquiring Portfolio. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

   State Street Bank and Trust Company, the custodian for the Selling Portfolios and the Acquiring Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Acquiring Portfolios, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

   As soon after the Closing Date as conveniently practicable, each Selling Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date the full and fractional shares of the corresponding Acquiring Portfolio received by that Selling Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the applicable Selling Portfolio's Record Holders on the corresponding Acquiring Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of an Acquiring Portfolio due to the corresponding Selling Portfolio's Record Holders. All issued and outstanding shares of a Selling Portfolio will be canceled. The shares of an Acquiring Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Selling Portfolio will be terminated.

   The consummation of each Reorganization is subject to the conditions set forth in the applicable Plan, including approval, as applicable, by each Selling Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of a Selling Portfolio's shareholders, a Plan may be terminated (a) by the mutual agreement of that Selling Portfolio and the corresponding Acquiring Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

   Whether or not a Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by the applicable Selling Portfolio and the corresponding Acquiring Portfolio in connection with the Reorganization (including the cost of any proxy-soliciting agent).

   If a Selling Portfolio's shareholders do not approve the applicable Reorganization, the Trustees of the Trusts will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

   For the purposes of this "Federal Income Tax Consequences" section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of the Selling Portfolios. Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization. As a condition to the closing of a Reorganization, the applicable Acquiring Portfolio and the corresponding Selling Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

(1) The transfer of all of the assets of a Selling Portfolio solely in exchange for shares of the corresponding Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio followed by the distribution of the Acquiring Portfolio's shares to the Record Holders of the Selling Portfolio in dissolution and liquidation of such Selling Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Acquiring Portfolio and Selling Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by an Acquiring Portfolio upon the receipt of the assets of the corresponding Selling Portfolio solely in exchange for the shares of the Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio;

(3) No gain or loss will be recognized by a Selling Portfolio on the transfer of its assets to the corresponding Acquiring Portfolio in exchange for such Acquiring Portfolio's shares and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio's shares to the Selling Portfolio's Record Holders in exchange for their shares of the Selling Portfolio;

(4) No gain or loss will be recognized by a Selling Portfolio's Record Holders upon the exchange of their shares of the Selling Portfolio for shares of the corresponding Acquiring Portfolio in liquidation of the Selling Portfolio;

(5) The aggregate tax basis of the shares of an Acquiring Portfolio received by each Record Holder of the corresponding Selling Portfolio pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Selling Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Portfolio received by each Record Holder of the Selling Portfolio will include the period during which the shares of the Selling Portfolio exchanged therefor were held (provided that the shares of the Selling Portfolio were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of a Selling Portfolio acquired by the corresponding Acquiring Portfolio will be the same as the tax basis of such assets to the Selling Portfolio immediately prior to a Reorganization, and the holding period of such assets in the hands of the Acquiring Portfolio will include the period during which the assets were held by the Selling Portfolio; and

(7) An Acquiring Portfolio will succeed to and take into account capital loss carryovers, if any, of the corresponding Selling Portfolio described in
    Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of the applicable Selling Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its Selling Portfolio shares and the fair market value of the shares of the corresponding Acquiring Portfolio it received.

   An Acquiring Portfolio's utilization after a Reorganization of any pre-Reorganization losses realized by the corresponding Selling Portfolio to offset gains realized by the Acquiring Portfolio could be subject to limitation in future years.

Basis for the Board's Recommendation

   At a regular meeting held on January 25, 2006, all of the Trustees of the Trusts, including the Disinterested Trustees, considered and approved the Reorganizations; they determined that each Reorganization was in the best interests of shareholders of the applicable Selling Portfolio, and that the interests of existing shareholders of each Selling Portfolio will not be diluted as a result of the transactions contemplated by the applicable Reorganization.

   Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trusts and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees noted that the same portfolio management teams that currently manage the Selling Portfolios generally, with the exception of the Style Focus Series: Small Cap Value Portfolio where only one of the two advisers currently managing the Portfolio will continue to manage the Portfolio after the Reorganization, are expected to manage the Acquiring Portfolios following the Reorganizations.

   In addition, the Trustees considered, among other things:

   .   the terms and conditions of each Reorganization;

   . the fact that the Reorganizations would not result in the dilution of shareholders' interests;

   . the effect of each Reorganization on the Contract Owners and the value of their Contracts;

   . the fact that each Selling Portfolio will have substantially identical investment objectives and either substantially identical or similar investment strategies after the Reorganizations;

   . the fact that each Selling Portfolio will be subject to the same or lower fees and expenses after the Reorganizations;

   . the fact that MetLife or one of its affiliates will bear the expenses incurred by the Portfolios in connection with the Reorganizations and that no portion of the expenses will be borne directly or indirectly by the Selling Portfolios, the Acquiring Portfolios or their respective shareholders;

   . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

   . the fact that each Acquiring Portfolio will assume all of the liabilities of the corresponding Selling Portfolio;

   . the fact that each Reorganization is expected to be a tax free transaction for federal income tax purposes; and

   . alternatives available to shareholders of the Selling Portfolios, including the ability to redeem their shares.

   During their consideration of the Reorganizations, the Trustees of the Trusts met with counsel to the Independent Trustees regarding the legal issues involved.

   After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trusts concluded that each of the proposed Reorganizations would be in the best interests of the applicable Selling Portfolio and its shareholders. Consequently, they approved the Plans and directed that the Plans be submitted to shareholders of the respective Selling Portfolios for approval.

   The Trustees of MIST have also approved the Plans on behalf of the Acquiring Portfolios.

                                 REQUIRED VOTE

   Approval of a Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of the applicable Selling Portfolio entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of each Selling Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declarations of Trust of the Trusts.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS


   The operations of each Trust are governed by its Declaration of Trust and Bylaws, and applicable Massachusetts law. The operations of MIST are governed by the Agreement and Declaration of Trust and By-Laws of MIST, and applicable Delaware law. As discussed below, certain of the differences among the Trusts and MIST derive from provisions of the Trusts' Declarations of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of MIST's Declaration of Trust and By-Laws, without charge, upon written or oral request to MIST at the following address 5 Park Plaza, Suite 1900, Irvine, California 92614 and telephone number (800) 848-3854.


Form of Organization

   As noted above, MIST is organized as a Delaware statutory trust and each Trust is organized as a Massachusetts business trust. MIST and the Trusts are all open-end management investment companies registered with the SEC under the 1940 Act. MIST and The Travelers Series Trust are each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of MIST consist of the Acquiring Portfolios and other mutual funds of various asset classes; and the series of The Travelers Series Trust consist of the Selling Portfolios, with the exception of Capital Appreciation Fund and Managed Assets Trust, and other mutual funds of various asset classes. MIST and the Trusts each currently offer certain shares of their portfolios to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by certain insurance companies and qualified pension and retirement plans. Each of the Trusts and MIST is governed by its applicable Declaration of Trust, By-Laws, and a Board of Trustees, and by applicable Delaware or Massachusetts and federal law.

Capitalization

   The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in The Travelers Series Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in Capital Appreciation Fund and Managed Assets Trust are represented by an unlimited number of transferable shares of beneficial interest without par value of one class. The Declarations of Trust of The Travelers Series Trust and MIST permit the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. The Declarations of Trust of Capital Appreciation Fund and Managed Assets Trust do not provide for multiple series or classes. Fractional shares may be issued by each Portfolio.

   Shares of the Selling Portfolios are offered in only one class and represent an equal proportionate interest in the Portfolio. Shares of the Acquiring Portfolios are offered in up to four classes (Class A, Class B, Class C and Class E). Shares of the classes of the Acquiring Portfolios represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that MIST or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of MIST to liability. To guard against this risk, MIST's Declaration of Trust (a) provides that any written obligation of MIST may contain a statement that such obligation may only be enforced against the assets of MIST or the particular series in question and the obligation is not binding upon the shareholders of MIST; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of MIST's property of any shareholder held personally liable for the obligations of MIST. Accordingly, the risk of a shareholder of MIST incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law;
(2) no contractual limitation of liability was in effect; and (3) MIST itself is unable to meet its obligations. In light of Delaware law, the nature of MIST's business, and the nature of its assets, the risk of personal liability to a shareholder of MIST is remote.

   Shareholders of a Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust, as applicable. The Declaration of Trust of each Trust also provides for shareholder indemnification out of the assets of the Trust.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists under Massachusetts law. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability.

Shareholder Meetings and Voting Rights

   Neither the Trusts on behalf of the Selling Portfolios nor MIST on behalf of the Acquiring Portfolios is required to hold annual meetings of shareholders. However, in the case of each Trust and MIST, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or MIST, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, the Trusts and MIST are each required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither the Trusts nor MIST currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trusts or MIST.

   Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trusts, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum of consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to MIST, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of a Trust requires the affirmative vote of a majority (greater than 50%) of the shares present and entitled to vote; a majority of the shares is required to elect a Trustee of The Travelers Series Trust (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act); and a plurality of shares voted is required to elect a Trustee of either Capital Appreciation Fund or Managed Assets Trust (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). For MIST, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of a Trust may be removed by a vote of two-thirds of the shareholders or by a vote of two-thirds of the remaining Trustees. A Trustee of MIST may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

   Under the Declarations of Trust of the Trusts and MIST, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

   The Declaration of Trust of each Trust requires shareholder approval to
(1) change the Trust to a corporation or other organization, (2) terminate the Trust or a Portfolio, or (3) merge the Trust into another entity, or merge or consolidate or sell or exchange the assets of a Portfolio. The Declaration of Trust of MIST provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize MIST as a corporation or other entity,
(2) merge MIST into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and
(3) combine the assets and liabilities held with respect to two or more series or classes into a single series or class. The Trustees of MIST may also terminate MIST, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

   In the event of the liquidation of MIST, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to MIST, the Portfolio or attributable to the class over the liabilities belonging to MIST, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution. In the event of the liquidation of a Trust, the same provisions discussed above generally would apply.

Liability and Indemnification of Trustees

   Under the Declaration of Trust of MIST, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of MIST is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

   Similarly, to protect the Trustees of the Trusts against liability, the Declaration of Trust of each Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

   The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of the Trusts and MIST, their By-Laws and Delaware or Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware or Massachusetts law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

   This Proxy Statement is being sent to shareholders of the Selling Portfolios in connection with a solicitation of voting instructions by the Trustees of the Trusts, to be used at the Meeting to be held at 10:00 a.m. Eastern time, April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, and at any adjournments thereof.

   The Boards of Trustees of the Trusts have fixed the close of business on January 31, 2006 as the record date (the "Record Date") for determining the shareholders of the Selling Portfolios entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of the Selling Portfolios, and are the Record Holders of the Selling Portfolios at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of the Selling Portfolios. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of a Selling Portfolio for the Contract Owners of that Selling Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Proxy Statement to Contract Owners.

   The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of a Selling Portfolio held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of a Selling Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

   Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.


   If you wish to participate in the Meeting, you may submit the voting instructions form included with this Proxy Statement, vote by Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.


   If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

   . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

   Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


   Voting instructions solicitations will be made primarily by mail, but beginning on or about March 25, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, LLC, its affiliates or other representatives of the Selling Portfolios (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trusts' proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by MetLife or one of its affiliates. Neither the Trusts, MIST nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.


   If shareholders of a Selling Portfolio do not vote to approve the applicable Reorganization, the Trustees of the applicable Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

   A shareholder of a Selling Portfolio who objects to a proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of any of the Trusts to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

   The Trusts do not hold annual shareholder meetings. If a Reorganization is not approved, shareholders of the applicable Selling Portfolio wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the applicable Trust at the address set forth on the cover of this Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

   The votes of the shareholders of the Acquiring Portfolios are not being solicited by this Proxy Statement and are not required to carry out any Reorganization.

Shareholder Information

   The Record Holders of each Selling Portfolio at the close of business on January 31, 2006 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Selling Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each Selling Portfolio outstanding and entitled to vote was as follows:


                                                         Number of Shares
      Selling Portfolio                                   as of 1/31/06
      -----------------                                  ----------------
      Capital Appreciation Fund                             14,497,381

      Managed Assets Trust                                  15,930,377

      AIM Capital Appreciation Portfolio                    20,478,978

      Disciplined Mid Cap Stock Portfolio                    9,346,408

      Federated High Yield Portfolio                         9,286,170

      Mercury Large Cap Core Portfolio                      12,719,460

      MFS Value Portfolio                                    5,788,966

      Pioneer Fund                                           2,878,859

      Pioneer Mid Cap Value Portfolio                          255,695

      Pioneer Strategic Income Portfolio                    21,282,138

      Style Focus Series: Small Cap Value Portfolio            156,997

   As of January 31, 2006, the officers and Trustees of the Trusts and MIST beneficially owned as a group less than 1% of the outstanding shares of each Selling Portfolio and each Acquiring Portfolio, respectively.

Control Persons and Principal Holders of Securities


   On January 31, 2006, to the knowledge of the Trustees and management of the Trusts, the following entities collectively owned of record 100% of the shares of each of Capital Appreciation Fund, Managed Assets Trust and the following series of The Travelers Series Trust: AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series:
Small Cap Value Portfolio:


Capital Appreciation Fund
-------------------------
First MetLife Investors Variable       First MetLife Investors Insurance
  Annuity Account One                    Company

MetLife Investors USA Separate         MetLife Investors USA Insurance
  Account A                              Company

Separate Account CPPVUL1               The Travelers Insurance Company
Separate Account PP
The Travelers Fund ABD for Variable
  Annuities
The Travelers Fund BD III for
  Variable Annuities
The Travelers Fund UL
The Travelers Fund UL III for
  Variable Life Insurance
The Travelers Separate Account Eleven
  for Variable Annuities
The Travelers Separate Account Five
  for Variable Annuities
The Travelers Separate Account Nine
  for Variable Annuities

The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Four
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account
  2002
Travelers Fund U for Variable Annuities

The Travelers Fund ABD II for Variable   The Travelers Life and Annuity Company
  Annuities
The Travelers Fund UL II
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve
  for Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Two
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
  2002

Managed Assets Trust
--------------------
The Travelers Fund ABD for Variable      The Travelers Insurance Company
  Annuities
The Travelers Fund BD III for Variable
  Annuities
The Travelers Fund UL
The Travelers Separate Account Eleven
  for Variable Annuities
The Travelers Separate Account Five for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
TIC Separate Account Thirteen for
  Variable Annuities

TIC Variable Annuity Separate Account
  2002
Travelers Fund U for Variable Annuities

The Travelers Fund ABD II for Variable    The Travelers Life and Annuity
  Annuities                                 Company
The Travelers Fund UL II
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve
  for Variable Annuities
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
  2002

AIM Capital Appreciation Portfolio
----------------------------------
Citicorp Life Variable Annuity Separate   Citicorp Life Insurance Company
  Account

First Citicorp Life Annuity Separate      First Citicorp Life Insurance Company
  Account

First MetLife Investors Variable Annuity  First MetLife Investors Insurance
  Account One                               Company

MetLife Investors USA Separate Account A  MetLife Investors USA Insurance
                                            Company

The Travelers Fund ABD for Variable       The Travelers Insurance Company
  Annuities
The Travelers Fund BD for Variable
  Annuities
The Travelers Fund BD III for Variable
  Annuities
The Travelers Fund UL
The Travelers Fund UL III for Variable
  Life Insurance
The Travelers Separate Account Eleven
  for Variable Annuities
The Travelers Separate Account Five for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities

The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Separate Account Seven
  for Variable Annuities
The Travelers Separate Account TM for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Three
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account
  2002
Travelers Fund U for Variable Annuities

The Travelers Fund BD II for Variable    The Travelers Life and Annuity Company
  Annuities
The Travelers Fund ABD II for Variable
  Annuities
The Travelers Fund UL II
The Travelers Separate Account Eight
  for Variable Annuities
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve
  for Variable Annuities
The Travelers Variable Life Insurance
  Separate Account One
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
  2002

Disciplined Mid Cap Stock Portfolio
-----------------------------------
Separate Account CPPVUL1                 The Travelers Insurance Company
Separate Account PP
The Travelers Fund ABD for Variable
  Annuities
The Travelers Fund BD for Variable
  Annuities
The Travelers Fund BD III for Variable
  Annuities
The Travelers Fund UL III for Variable
  Life Insurance
The Travelers Separate Account Eleven
  for Variable Annuities

The Travelers Separate Account Five for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Separate Account TM for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Four
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account 2002
Travelers Fund U for Variable Annuities

The Travelers Fund BD II for Variable      The Travelers Life and Annuity
  Annuities                                  Company
The Travelers Fund ABD II for Variable
  Annuities
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Two
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
2002

Federated High Yield Portfolio
------------------------------
First MetLife Investors Variable Annuity   First MetLife Investors Insurance
  Account One                                Company

MetLife Investors USA Separate Account A   MetLife Investors USA Insurance
                                             Company

The Travelers Fund ABD for Variable        The Travelers Insurance Company
  Annuities
The Travelers Fund BD III for Variable
  Annuities

The Travelers Separate Account Eleven for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Separate Account TM for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Four
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account 2002

The Travelers Fund ABD II for Variable     The Travelers Life and Annuity
  Annuities                                  Company
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Two
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
  2002

Mercury Large Cap Core Portfolio
--------------------------------
Citicorp Life Variable Annuity Separate    Citicorp Life Insurance Company
  Account

First Citicorp Life Annuity Separate       First Citicorp Life Insurance
  Account                                    Company

First MetLife Investors Variable Annuity   First MetLife Investors Insurance
  Account One                                Company

MetLife Investors USA Separate Account A   MetLife Investors USA Insurance
                                             Company

Separate Account CPPVUL1                   The Travelers Insurance Company
Separate Account PP
The Travelers Fund ABD for Variable
  Annuities

The Travelers Fund BD for Variable
  Annuities
The Travelers Fund BD III for Variable
  Annuities
The Travelers Fund UL III for Variable
  Life Insurance
The Travelers Separate Account Eleven for
  Variable Annuities
The Travelers Separate Account Five for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account PF for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Separate Account TM for
  Variable Annuities
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account 2002
Travelers Fund U for Variable Annuities

The Travelers Fund BD II for Variable      The Travelers Life and Annuity
  Annuities                                  Company
The Travelers Fund ABD II for Variable
  Annuities
The Travelers Separate Account PF II for
  Variable Annuities
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account Twelve for
  Variable Annuities
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Variable Annuity Separate Account
2002

MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio
----------------------------------------------------------------------------
Citicorp Life Variable Annuity Separate    Citicorp Life Insurance Company
  Account

First Citicorp Life Annuity Separate       First Citicorp Life Insurance
  Account                                    Company

First MetLife Investors Variable Annuity   First MetLife Investors Insurance
  Account One                                Company

MetLife Investors USA Separate Account A   MetLife Investors USA Insurance
                                             Company

Separate Account CPPVUL1                   The Travelers Insurance Company
Separate Account PP
The Travelers Fund ABD for Variable
  Annuities
The Travelers Fund BD for Variable
  Annuities
The Travelers Fund BD III for Variable
  Annuities
The Travelers Fund UL
The Travelers Fund UL III for Variable
  Life Insurance
The Travelers Separate Account Eleven for
  Variable Annuities
The Travelers Separate Account Five for
  Variable Annuities
The Travelers Separate Account Nine for
  Variable Annuities
The Travelers Separate Account PF for
  Variable Annuities
The Travelers Separate Account QP for
  Variable Annuities
The Travelers Separate Account QPN for
  Variable Annuities
The Travelers Separate Account Seven for
  Variable Annuities
The Travelers Separate Account TM for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account Four
The Travelers Variable Life Insurance
  Separate Account Three
TIC Separate Account Thirteen for
  Variable Annuities
TIC Variable Annuity Separate Account 2002
Travelers Fund U for Variable Annuities

The Travelers Fund BD II for Variable      The Travelers Life and Annuity
  Annuities                                  Company
The Travelers Fund ABD II for Variable
  Annuities
The Travelers Fund BD IV for Variable
  Annuities
The Travelers Fund UL II
The Travelers Separate Account Eight for
  Variable Annuities
The Travelers Separate Account PF II for
  Variable Annuities
The Travelers Separate Account Six for
  Variable Annuities
The Travelers Separate Account Ten for
  Variable Annuities
The Travelers Separate Account TM II for
  Variable Annuities
The Travelers Separate Account Twelve for
  Variable Annuities
The Travelers Variable Life Insurance
  Separate Account One
The Travelers Variable Life Insurance
  Separate Account Two
TLAC Separate Account Fourteen for
  Variable Annuities
TLAC Separate Account Twelve for Variable
  Annuities
TLAC Variable Annuity Separate Account
  2002


   The Insurance Companies have advised the Trusts and MIST that as of January 31, 2006 there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of a Selling Portfolio or an Acquiring Portfolio, except as follows:

Disciplined Mid Cap Stock Portfolio



                                                          % of Class A Shares of
                                 % of Shares of Portfolio    Portfolio After
Name and Address   No. of Shares  Before Reorganization       Reorganization
----------------   ------------- ------------------------ ----------------------
First American
  Trust, FSB
4380 La Jolla
  Village Drive
  STE 200
San Diego, CA
  92122...........    786,761              8.42%                   8.42%


   As of the date of this Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of MIST and as a result MetLife may be deemed to be a control person with respect to MIST.

                            ADDITIONAL INFORMATION

The Investment Adviser and Administrator

   TAMIC, located at 242 Trumbull Street, Hartford, Connecticut 06115, serves as investment adviser and administrator to the following series of The Travelers Series

Trust: Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio and Style Focus Series: Small Cap Value Portfolio. It also serves as investment adviser to Capital Appreciation Fund and Managed Assets Trust. The Travelers Insurance Company serves as administrator to Capital Appreciation Fund and Managed Assets Trust. State Street Bank and Trust Company serves as sub-administrator to Capital Appreciation Fund and Managed Assets Trust. TIA, located at One City Place, Hartford, Connecticut 06103, serves as investment adviser and administrator to AIM Capital Appreciation Portfolio and Pioneer Strategic Income Portfolio.

   Shares of the Selling Portfolios are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance accounts. Accordingly, the Selling Portfolios do not have a principal underwriter.

Shareholder Reports

   You may obtain a copy of each Trust's annual report for the fiscal year ended October 31, 2005 or December 31, 2005, as applicable, or ask any questions regarding this Proxy Statement without charge by calling
(800) 842-9368 or by writing to the Secretary of a Trust at One Cityplace, Hartford, Connecticut 06103.

                                OTHER BUSINESS

   The Trustees of the Trusts do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

             THE TRUSTEES OF THE TRUSTS RECOMMEND APPROVAL OF EACH
          PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN
                        FAVOR OF APPROVAL OF SUCH PLAN.

                                                                      Exhibit A

                                    FORM OF

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of January 31, 2006 by and between (i) The Travelers Series Trust (the "Acquired Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated October 11, 1991, as amended and restated and in effect on the date hereof, on behalf of the __________ (the "Acquired Fund"), a series of the Acquired Trust, and (ii) Met Investors Series Trust (the "Acquiring Trust"), a Delaware statutory trust established under an Agreement and Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof, on behalf of the __________ (the "Acquiring Fund"), a series of the Acquiring Trust.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

   (a) The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

   (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund.

   (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional Class A shares of the Acquiring Fund equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of the Acquiring Shares which shall be determined by dividing the number of shares of the Acquired Fund held by such Acquired Fund Shareholder by the total number of shares of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4. With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5. Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

1.7. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1. For the purpose of paragraph 1, the value of the shares of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Acquiring Trust, and shall be certified by an authorized officer of the Acquired Trust.

3. CLOSING AND CLOSING DATE.

3.1. The Closing Date shall be on May 1, 2006 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Met Investors Advisory, LLC, located at 5 Park Plaza, Suite 1900, Irvine, California 92614, or at such other time and/or place as the parties may agree.

3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for __________, a series of the Met Investors Series Trust."

3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Trust upon the giving of written notice to the other party.

3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund

Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

   (a) The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

   (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

   (c) The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

   (d) The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

   (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

   (f) The Annual Report of the Acquired Fund for the year ended December 31, 2005, including the statement of assets and liabilities, the statement of operations, the statement of changes in net assets, the statement of assets and liabilities as of December 31, 2005 and the schedule of investments as of December 31, 2005, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2005;

   (g) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

   (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

   (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

   (j) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, $.001 par value per share, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, of one class, having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

   (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

   (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

   (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

   (n) The information provided by the Acquired Fund for use in the Registration Statement referred to in paragraph 5.7 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

   (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

   (p) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2005, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

   (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund, as amended through the Closing Date;

   (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund; and

   (s) The definitive Proxy Statement of the Acquired Fund referred to in
Section 5.3 hereof, as filed with the SEC under the 1934 Act, and relating to the meeting of the Acquired Fund's shareholders referred to in Section 5.2 hereof (together with the documents incorporated therein by reference, the "Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 5.2 hereof and on the Closing Date, the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Proxy Statement.

4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

   (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

   (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Agreement and Declaration of Trust of the Acquiring Trust and the 1940 Act;

   (c) The prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") when filed with the SEC will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

   (d) The Acquiring Fund has no operations or assets other than in connection with its organization and the transactions contemplated by this Agreement;

   (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

   (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

   (g) The Acquiring Fund was established by the Board of Trustees of the Acquiring Trust in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the end of its first taxable year, the Acquiring Fund intends to elect to be a "regulated investment company" and until such time intends to take all steps to ensure that it qualifies for taxation as a "regulated investment company" and that the assets of the Acquiring Fund will be sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund is adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

   (h) The beneficial interests in MIST are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

   (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

   (j) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

   (k) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

   (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3. In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare, file with the SEC and distribute to its shareholders entitled to vote at such meeting a Proxy Statement for such meeting in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.5. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all action, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7. The Acquiring Trust will prepare and file a registration statement under the 1933 Act to register the Acquiring Shares and under the 1940 Act (the "Registration Statement") in compliance with the applicable requirements of the 1933 Act and the 1940 Act.

5.8. The Acquiring Trust agrees to maintain the existing D&O insurance coverage for the Trustees of the Acquired Trust, with respect to the Acquiring Fund, for a period of three (3) years following the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund in Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

6.3. The Acquired Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquired Trust, to the following effect:

   (a) The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Proxy Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the Acquiring Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 and the Registration Statement referred to in paragraph 5.7 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, (i) except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights of indemnity thereunder may be limited by federal or state securities laws; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of beneficial interest in the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;
(f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) to such counsel's knowledge, there is no legal or governmental proceeding relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement referred to in paragraph 5.3 which are not described therein; (h) the Acquiring Trust is registered with the SEC as an investment company under the 1940 Act; and (i) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1. The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2. The Acquiring Trust shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Acquired Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

   (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Acquired Fund Prospectus and the Proxy Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Acquired Trust;
(b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph
5.3 complies with federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) to such counsel's knowledge, there is no legal or governmental proceedings relating to the Acquired Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement or the Closing Date required to be described in such Proxy Statement referred to in paragraph 5.3 which are not described as required; (g) the Acquired Trust is registered with the SEC as an investment company under the 1940 Act; (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of its properties or assets that would impair the Acquired Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3. The Acquired Fund shall have furnished tax returns to the Acquiring Fund, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2005.

7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4. The Registration Statement referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. The Acquired Trust and the Acquiring Trust shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Acquired Trust and the Acquiring Trust substantially to the effect that, for federal income tax purposes:

   (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

   (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

   (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund.

   (d) No gain or loss will be recognized by the separate accounts as shareholders of Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

   (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of Acquired Fund will include the period during which the Acquired Fund shares exchanged therefore were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

   (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

   (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1. Except as otherwise provided in this paragraph 9, Metropolitan Life Insurance Company agrees that it or one of its affiliates will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund.

9.2. In the event the transactions contemplated by this Agreement are not consummated, then Metropolitan Life Insurance Company agrees that it, or one of its affiliates, shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1. The Acquired Trust on behalf of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 4.2(g), 5.8, 7.3, 9, 10, 13 and
14.

11. TERMINATION.

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either the Acquiring Trust or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

   (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

   (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

   (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Trust.

   (d) If the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12. AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13. NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Met Investors Series Trust, 5 Park Plaza, Irvine, CA 92614, attn: Secretary; or (ii) The Travelers Series Trust, One Cityplace, Hartford, CT 06103, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. A copy of the Certificate of Trust of the Acquiring Trust is on file with the Secretary of State of Delaware and a Certificate of Trust of the Acquired Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6. The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first above written.

                                           THE TRAVELERS SERIES TRUST,
                                           on behalf of its

                                           By:
                                                  ------------------------------
                                           Name:  Elizabeth M. Forget
                                           Title: President

                                           MET INVESTORS SERIES TRUST
                                           on behalf of its

                                           By:
                                                  ------------------------------
                                           Name:  Elizabeth M. Forget
                                           Title: President

                                     PROXY

                           CAPITAL APPRECIATION FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                                April 12, 2006

   KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Capital Appreciation Fund hereby appoints Elizabeth M. Forget, Paul Cellupica and Peter Duffy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby Janus Capital Appreciation Portfolio, a series of Met Investors Series Trust, will
   (i) acquire all of the assets of Capital Appreciation Fund and (ii) assume all of the liabilities of Capital Appreciation Fund.

       FOR [_]               AGAINST [_]               ABSTAIN [_]

   Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                   Dated: _______________________, 2006

                                   ---------------------------------------------
                                   Name of Insurance Company

                                   ---------------------------------------------
                                   Name and Title of Authorized Officer

                                   ---------------------------------------------
                                   Signature of Authorized Officer

CAPITAL APPRECIATION FUND
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Fund:
________ Insurance Company
Separate Account ____

       2 EASY WAYS TO VOTE                  CAPITAL APPRECIATION FUND
                                    One Cityplace, Hartford, Connecticut 06103
1. Return this voting instruction
   form using the enclosed               VOTING INSTRUCTION FORM FOR THE
   postage-paid envelope.                Special Meeting of Shareholders
2. Vote by Internet - see                   April 12, 2006, 10:00 a.m.
   instructions in Proxy Statement.

*** CONTROL NUMBER:           ***

CAPITAL APPRECIATION FUND

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Capital Appreciation Fund (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. Eastern time on April 12, 2006, and at any adjournments thereof.

The Company and the Board of Trustees of the Fund solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.

                                        Date ________________, 2006

                                        PLEASE SIGN IN BOX BELOW


                                        ----------------------------------------
                                        Signature - Please sign exactly as your
                                        name appears at left. Joint owners each
                                        should sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by president or
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

          Please fold and detach card at perforation before mailing.

The Board of Trustees of the Fund has proposed the matter described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                           FOR AGAINST ABSTAIN

To approve the Agreement and Plan of Reorganization with
respect to the acquisition of Capital Appreciation Fund    [_]   [_]     [_]
by Janus Capital Appreciation Portfolio, a series of Met
Investors Series Trust.

                                     PROXY

                             MANAGED ASSETS TRUST

                        SPECIAL MEETING OF SHAREHOLDERS

                                April 12, 2006

   KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Managed Assets Trust hereby appoints Elizabeth M. Forget, Paul Cellupica and Peter Duffy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby Legg Mason Partners Managed Assets Portfolio, a series of Met Investors Series Trust, will (i) acquire all of the assets of Managed Assets Trust and (ii) assume all of the liabilities of Managed Assets Trust.

       FOR [_]               AGAINST [_]               ABSTAIN [_]

   Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                   Dated: _______________________, 2006

                                   ---------------------------------------------
                                   Name of Insurance Company

                                   ---------------------------------------------
                                   Name and Title of Authorized Officer

                                   ---------------------------------------------
                                   Signature of Authorized Officer

MANAGED ASSETS TRUST
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Trust:
________ Insurance Company
Separate Account ____

       2 EASY WAYS TO VOTE                     MANAGED ASSETS TRUST
                                    One Cityplace, Hartford, Connecticut 06103
1. Return this voting instruction
   form using the enclosed               VOTING INSTRUCTION FORM FOR THE
   postage-paid envelope.                Special Meeting of Shareholders
2. Vote by Internet - see                   April 12, 2006, 10:00 a.m.
   instructions in Proxy Statement.

*** CONTROL NUMBER:             ***

MANAGED ASSETS TRUST

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Managed Assets Trust (the "Trust") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Trust to be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. Eastern time on April 12, 2006, and at any adjournments thereof.

The Company and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Trust shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.

                                        Date ________________, 2006

                                        PLEASE SIGN IN BOX BELOW


                                        ----------------------------------------
                                        Signature - Please sign exactly as your
                                        name appears at left. Joint owners each
                                        should sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by president or
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

          Please fold and detach card at perforation before mailing.

The Board of Trustees of the Trust has proposed the matter described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                            FOR AGAINST ABSTAIN
To approve the Agreement and Plan of Reorganization with
respect to the acquisition of Managed Assets Trust by Legg  [_]   [_]     [_]
Mason Partners Managed Assets Portfolio, a series of Met
Investors Series Trust.

                                     PROXY

                          THE TRAVELERS SERIES TRUST

   (AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio, each a series of the Trust)

                        SPECIAL MEETING OF SHAREHOLDERS

                                April 12, 2006

   KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the series of The Travelers Series Trust (the "Trust") named above (each a "Portfolio") hereby appoints Elizabeth M. Forget, Paul Cellupica and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolios to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve Agreements and Plans of Reorganization whereby a series of Met Investors Series Trust will (i) acquire all of the assets of the corresponding Portfolio of the Trust; and (ii) assume all of the liabilities of the corresponding Portfolio of the Trust.

       FOR [_]               AGAINST [_]               ABSTAIN [_]

   Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                   Dated: _______________________, 2006

                                   ---------------------------------------------
                                   Name of Insurance Company

                                   ---------------------------------------------
                                   Name and Title of Authorized Officer

                                   ---------------------------------------------
                                   Signature of Authorized Officer

AIM Capital Appreciation Portfolio, Disciplined Mid Cap Stock Portfolio, Federated High Yield Portfolio, Mercury Large Cap Core Portfolio, MFS Value Portfolio, Pioneer Fund, Pioneer Mid Cap Value Portfolio, Pioneer Strategic Income Portfolio and Style Focus Series: Small Cap Value Portfolio

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:
________ Insurance Company
Separate Account ____

        2 EASY WAYS TO VOTE                 THE TRAVELERS SERIES TRUST
                                     One Cityplace, Hartford, Connecticut 06103
1. Return this voting instruction
   form using the enclosed                VOTING INSTRUCTION FORM FOR THE
   postage-paid envelope.                 Special Meeting of Shareholders
2. Vote by Internet - see                   April 12, 2006, 10:00 a.m.
   instructions in Proxy Statement.

*** CONTROL NUMBER:             ***

THE TRAVELERS SERIES TRUST

AIM Capital Appreciation Portfolio
Disciplined Mid Cap Stock Portfolio
Federated High Yield Portfolio
Mercury Large Cap Core Portfolio
MFS Value Portfolio
Pioneer Fund
Pioneer Mid Cap Value Portfolio
Pioneer Strategic Income Portfolio
Style Focus Series: Small Cap Value
Portfolio

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the series of The Travelers Series Trust (the "Trust") named above (each a "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Met Investors Series Trust ("MIST"), 260 Madison Avenue, 10/th/ Floor, New York, New York 10016, at 10:00 a.m. Eastern time on April 12, 2006 and at any adjournments thereof.

The Company and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

Receipt of the Notice of Special Meeting and the related Proxy Statement is hereby acknowledged.

                                        Date ________________, 2006

                                        PLEASE SIGN IN BOX BELOW


                                        ----------------------------------------
                                        Signature - Please sign exactly as your
                                        name appears at left. Joint owners each
                                        should sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by president or
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.

          Please fold and detach card at perforation before mailing.

The Board of Trustees of the Trust has proposed the matters described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                           FOR  AGAINST ABSTAIN
                                                          ----- ------- -------
To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of AIM Capital Appreciation
Portfolio, a series of the Trust, by Met/AIM Capital
Appreciation Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Disciplined Mid Cap Stock
Portfolio, a series of the Trust, by Batterymarch
Mid-Cap Stock Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Federated High Yield
Portfolio, a series of the Trust, by Federated High
Yield Portfolio, a series of MIST.


To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Mercury Large Cap Core
Portfolio, a series of the Trust, by Mercury Large-Cap
Core Portfolio, a series of MIST.


To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of MFS Value Portfolio, a series of the Trust, by MFS Value Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Pioneer Fund, a series of the Trust, by Pioneer Fund Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Pioneer Mid Cap Value
Portfolio, a series of the Trust, by Pioneer Mid-Cap
Value Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Pioneer Strategic Income
Portfolio, a series of the Trust, by Pioneer Strategic
Income Portfolio, a series of MIST.

To approve the Agreement and Plan of Reorganization with    [_]    [_]     [_]
respect to the acquisition of Style Focus Series: Small
Cap Value Portfolio, a series of the Trust, by Dreman
Small-Cap Value Portfolio, a series of MIST.